UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 11, 2016

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

EnLink Midstream, LLC (the “Registrant”) indirectly owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

Underwriting Agreement

On July 11, 2016, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of $500 million aggregate principal amount of its 4.850% senior notes due 2026 (the “Notes”), at a price to the public of 99.859% of their face value.

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission (the “Commission”) on March 10, 2014.  The closing of the Offering occurred on July 14, 2016.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Issuance of the Notes

On July 14, 2016, the Partnership issued $500 million aggregate principal amount of the Notes, which were issued under an Indenture, dated as of March 19, 2014 (the “Base Indenture”), between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Fourth Supplemental Indenture thereto, dated as of July 14, 2016 (the “Fourth Supplemental Indenture”), between the Partnership and the Trustee.  Interest on the Notes is payable on January 15 and July 15 of each year, beginning January 15, 2017.

The terms of the Notes, the Base Indenture and the Fourth Supplemental Indenture are further described in the Prospectus Supplement dated July 11, 2016 relating to the Notes, filed with the Commission on July 12, 2016, and the accompanying Prospectus dated March 10, 2014, under the captions “Description of Notes” and “Description of the Debt Securities,” respectively. The foregoing descriptions do not purport to be complete and are qualified by reference to the Base Indenture and the Fourth Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report and are incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On July 11, 2016, the Partnership issued a press release announcing its intention to commence the Offering.  Also on July 11, 2016, the Partnership issued a press release announcing the pricing of the Notes to be issued and sold pursuant to the Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of July 11, 2016, by and among EnLink Midstream Partners, LP and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Fourth Supplemental Indenture, dated as of July 14, 2016, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

99.1	—

Press release dated July 11, 2016 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

99.2	—

Press release dated July 11, 2016 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, its Managing Member

Date: July 14, 2016	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of July 11, 2016, by and among EnLink Midstream Partners, LP and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Fourth Supplemental Indenture, dated as of July 14, 2016, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

99.1	—

Press release dated July 11, 2016 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).

99.2	—

Press release dated July 11, 2016 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated July 11, 2016, filed with the Commission on July 14, 2016).